EXHIBIT 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of BlueData Corporation for the quarter ending September 30, 2012, I, Kenneth Bloom, the Chief Executive Officer of BlueData Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.    Such Quarterly Report on Form 10-Q for the quarter ending September 30, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, fairly represents in all material respects, the financial condition and results of operations of BlueData Corporation.

Date:  November 9, 2012

By:	/s/ Kenneth A. Bloom
Kenneth A. Bloom
Chief Executive Officer